abrdn Funds: Summary Prospectus
abrdn Emerging Markets Sustainable Leaders Fund

February 29, 2024

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information, shareholder reports and other information about the Fund online at https://www.abrdn.com/en-us/us/investor/fund-centre#literature. You can also get this information at no cost by e-mailing a request to Investor.Services.US@abrdn.com, calling (866) 667-9231 or asking your financial advisor. The Fund’s Prospectus and Statement of Additional Information, both dated February 29, 2024, and the independent registered public accounting firm’s report and financial statements in the Fund’s annual report, dated October 31, 2023  are incorporated by reference into this summary prospectus.

Fund Tickers

Class A – GIGAX ■ Class C – GIGCX ■ Class R – GIRRX ■ Institutional Class – GIGIX ■ Institutional Service Class – GIGSX

Objective

The abrdn Emerging Markets Sustainable Leaders Fund (the “Emerging Markets Sustainable Leaders Fund” or the “Fund”) seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay when you buy, hold and sell shares of the Emerging Markets Sustainable Leaders Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in abrdn Funds. More information about these and other discounts is available from your financial advisor and in the “Reduction and Waiver of Class A and Class A1 Sales Charges” and “Broker-Defined Sales Charge Waiver Policies” sections on pages 164 and 221 of the Fund’s prospectus, respectively, and in the “Additional Information on Purchases and Sales — Waiver of Class A and Class A1 Sales Charges” and “Reduction of Sales Charges” sections on pages 110 and 111 of the Fund’s Statement of Additional Information, respectively. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Fund Summary -  abrdn Emerging Markets Sustainable Leaders Fund   1

Fund Summary - abrdn Emerging Markets Sustainable Leaders Fund

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Class C Shares	Class R Shares	Institutional Class Shares	Institutional Service Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	5.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	1.00% (1)	1.00% (2)	None	None	None
Small Account Fee(3)	$20	$20	None	$20	$20

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%	0.80%	0.80%	0.80%	0.80%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%	None	None
Other Expenses	0.68%	0.67%	0.66%	0.62%	0.59%
Total Annual Fund Operating Expenses	1.73%	2.47%	1.96%	1.42%	1.39%
Less: Amount of Fee Limitations/Expense Reimbursements(4)	0.22%	0.36%	0.22%	0.31%	0.22%
Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements	1.51%	2.11%	1.74%	1.11%	1.17%

(1)	Unless you are otherwise eligible to purchase Class A shares without a sales charge, a contingent deferred sales charge (CDSC) of up to 1.00% will be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and a finder’s fee was paid.
(2)	If you redeem your Class C shares within the first year after you purchase them you must pay a CDSC of 1.00%; however, the CDSC shall not apply to the purchases of Class C shares where the selling broker-dealer was not paid a commission at the time of purchase.
(3)	Accounts with balances below $1,000 are generally subject to a $5 quarterly fee (with an annual maximum of $20 per account). Shares from such accounts are redeemed each quarter to cover the fee, which is returned to the Fund to offset small account expenses. Under some circumstances, the Fund may waive the quarterly fee. See the Statement of Additional Information for information about the circumstances under which this fee will not be assessed.
(4)	abrdn Funds (the “Trust”) and abrdn Inc. (the “Adviser”) have entered into a written contract limiting operating expenses to 1.10% for all classes of the Fund. This contractual limitation may not be terminated before February 28, 2025 without the approval of the Independent Trustees. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, Rule 12b-1 fees, administrative services fees, transfer agent out-of-pocket expenses for Class A shares, Class R shares, and Institutional Service Class shares and extraordinary expenses. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser.

Example

This Example is intended to help you compare the cost of investing in the Emerging Markets Sustainable Leaders Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Emerging Markets Sustainable Leaders Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual limitation until its expiration, which impacts the 1-Year figures listed below).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES	$720	$1,068	$1,440	$2,481
CLASS C SHARES	$314	$735	$1,283	$2,779
CLASS R SHARES	$177	$594	$1,037	$2,268
INSTITUTIONAL CLASS SHARES	$113	$419	$747	$1,675
INSTITUTIONAL SERVICE CLASS SHARES	$119	$418	$740	$1,650

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year	3 Years	5 Years	10 Years
CLASS C SHARES	$214	$735	$1,283	$2,779

2   Fund Summary - abrdn Emerging Markets Sustainable Leaders Fund

Fund Summary - abrdn Emerging Markets Sustainable Leaders Fund

Portfolio Turnover

The Emerging Markets Sustainable Leaders Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 27.11% of the average value of its portfolio.

Principal Strategies

The Emerging Markets Sustainable Leaders Fund seeks to achieve its investment objective of seeking long-term capital appreciation by investing primarily in equity securities of emerging market companies that the Adviser deems to have sound and improving prospects and which demonstrate that they are current or emerging sustainable leaders through their management of environmental, social and governance (“ESG”) risks and opportunities in accordance with the Adviser’s criteria.

In pursuing the Fund’s investment strategies, the Adviser invests in quality companies and is an active, engaged owner and takes into consideration a company’s management of ESG risks and opportunities and the company’s ESG performance. The Adviser evaluates every company against quality criteria and builds conviction using a team-based approach and peer review process. Through fundamental research, supported by a global research presence, the Adviser seeks to identify companies whose quality and future prospects are not yet fully recognized by the market. The Adviser’s overall quality assessment covers five key factors: (1) durability of the business model, (2) the attractiveness of the industry, (3) the strength of financials, (4) the capability of management, and (5) the most material ESG factors impacting a company.

When assessing the most material ESG factors impacting a company, the Adviser evaluates the ownership structure and governance of the company as well as potential environmental and social risks and opportunities that the company may face. The Adviser will assign each company an ESG-quality rating ranging from 1 to 5 (1 indicating best in class and 5 indicating laggards) – enabling the Fund’s investment team to identify current and emerging sustainable leaders. Companies eligible for investment by the Fund must be rated 3 or better by the Adviser. In limited circumstances, for example, in a corporate action or an initial public offering, the Fund may purchase or receive securities of companies that have not been assigned an ESG quality rating by the Adviser so long as one is assigned to the company within the time period required by the Adviser’s internal process.

Examples of areas under scope when assessing a company’s ESG quality include the following:

●	Corporate Governance

●	Carbon Emissions

●	Air Quality

●	Energy Management

●	Water & Wastewater Management

●	Waste & Hazardous Materials Management

●	Ecological Impacts

●	Human Rights & Community Relations

●	Customer Privacy

●	Data Security

●	Access & Affordability

●	Product Quality & Safety

●	Customer Welfare

●	Selling Practices & Product Labelling

●	Labor Practices

●	Employee Health & Safety

●	Employee Engagement

●	Diversity & Inclusion

●	Product Design & Lifecycle Management

●	Business Model Resilience

●	Supply Chain Management

●	Materials Sourcing & Efficiency

●	Physical Impacts of Climate Change

●	Business Ethics

Fund Summary -  abrdn Emerging Markets Sustainable Leaders Fund   3

Fund Summary - abrdn Emerging Markets Sustainable Leaders Fund

●	Competitive Behavior

●	Management of the Legal & Regulatory Environment

●	Critical Incident Risk Management

●	Systemic Risk Management

The foregoing list is not exhaustive and may change; in addition, not all areas in the foregoing list are relevant to every company in which the Fund may invest. The Adviser focuses its analysis on those areas that it believes will materially impact a company’s reputation or operational or financial performance.

In carrying out its assessments of ESG quality, the Adviser’s equity analysts incorporate internal data sources, including a proprietary quantitative house score (“House Score”), external sources (e.g. MSCI reports), thematic expertise from the Adviser’s Investment Sustainability Group and stock-specific expertise from the Adviser’s equity ESG analysts. The Adviser relies heavily on its own in-depth research and analysis over third party ESG ratings.

In addition, the Adviser excludes the 10% lowest scoring companies in the Fund’s benchmark index using the Adviser’s House Score. In limited circumstances, for example, in a corporate action or an initial public offering, the Fund may purchase or receive securities of companies that have not been assigned a House Score by the Adviser so long as one is assigned to the company within the time period required by the Adviser’s internal process.

Binary exclusions are also applied to exclude a defined list of unacceptable activities. Based on MSCI business involvement screening research and the Adviser’s analysis, the Fund will seek to not invest in companies that have:

●	failed to uphold one or more principles of the UN Global Compact;

●	an industry tie to (including companies that provide support systems and services, as well as those with direct (i.e., owners and producers) and indirect (i.e., parents and subsidiaries) involvement in) controversial weapons (cluster munitions, landmines, biological / chemical weapons, depleted uranium weapons, blinding laser weapons, incendiary weapons, and/or non-detectable fragments);

●	a revenue contribution of 10% or more from the manufacture or sale of conventional weapons or weapons systems;

●	a revenue contribution of 10% or more from tobacco or are tobacco manufacturers;

●	a revenue contribution of 10% or more from the extraction of unconventional oil and gas (including oil sands, oil shale (kerogen-rich deposits), shale gas, shale oil, coal seam gas, and coal bed methane and excluding conventional oil and gas productions);

●	or a revenue contribution from thermal coal extraction.

The Fund targets a lower Weighted Average Carbon Intensity (“WACI”) than its benchmark based on third-party data, or third-party estimates when an issuer does not report Scope 1 and 2 emissions.

The Fund will measure compliance with its principal investment strategies at the time of investment. Third party data by which the Fund measures compliance with its binary exclusions, WACI target, and House Score threshold  is updated at regular intervals. If a company no longer meets the Fund’s principal strategies, the Adviser will make a determination as to whether to sell such security, in accordance with the Adviser’s internal process.

As a non-fundamental policy, under normal circumstances, the Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities of emerging market companies that the Adviser considers to be current or emerging sustainable leaders in accordance with the Adviser’s criteria. Equity securities include, but are not limited to, common stock, preferred stock and depositary receipts.

An emerging market country is any country determined by the Adviser or Sub-adviser to have an emerging market economy, considering factors such as the country’s credit rating, its political and economic stability and the development of its financial and capital markets. Emerging market countries include every nation in the world except the United States, the United Kingdom, Canada, Japan, Australia, New Zealand, Israel, Hong Kong, Singapore and most countries located in Western Europe. A company is considered to be an emerging market company if Fund management determines that the company meets one or more of the following criteria:

●	the company is organized under the laws of, or has its principal office in an emerging market country;

●	the company has its principal securities trading market in an emerging market country; and/or

●	the company derives the majority of its annual revenue or earnings or assets from goods produced, sales made or services performed in an emerging market country.

At times, the Fund may have a significant amount of its assets invested in a country or geographic region. The Fund currently anticipates that it will invest a significant amount of its assets in securities economically tied to Mainland China equity, including through the Shanghai-Hong Kong and Shenzhen-Hong Kong Stock Connect program or by any other available means. The Fund may invest in securities denominated in U.S. Dollars and currencies of emerging market countries in which it is permitted to invest. The Fund typically has full currency exposure to those markets in which it invests.

4   Fund Summary - abrdn Emerging Markets Sustainable Leaders Fund

Fund Summary - abrdn Emerging Markets Sustainable Leaders Fund

The Fund may invest in securities of any market capitalization.

The Fund may invest in securities of any market sector and may hold a significant amount of securities of companies, from time to time, within a single sector. The Fund currently anticipates that it will have significant exposure to the financials  and information technology sectors.

Principal Risks

The Emerging Markets Sustainable Leaders Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments – and therefore, the value of Fund shares – may fluctuate. The following is a list of the principal risks of investing in the Fund (in alphabetical order after the first seven risks).

Market Risk – Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in those markets in which the Fund invests.

Issuer Risk – The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Equity Securities Risk – The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions), to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry), or to the market as a whole (such as periods of market volatility or instability, or general and prolonged periods of economic decline).

Active Management Risk – The Fund is subject to the risk that the Adviser or Sub-adviser may make poor security selections. The Adviser or Sub-adviser and their portfolio managers apply their own investment techniques and risk analyses in making investment decisions for the Fund and there can be no guarantee that these decisions will achieve the desired results for the Fund. In addition, the Adviser or the Sub-adviser may select securities that underperform the relevant market or other funds with similar investment objectives and strategies.

Sustainable Investing Risk – The Fund’s “Sustainable Leaders” strategy could cause it to perform differently compared to funds that do not have such strategy. ESG considerations may be linked to long-term rather than short-term returns. The criteria related to the Fund’s Sustainable Leaders strategy, including the exclusion of securities of companies that engage in certain business activities, may result in the Fund forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for ESG reasons when it might be otherwise disadvantageous for it to do so. In addition, there is a risk that the companies identified as sustainable leaders by the Adviser do not operate as expected when addressing ESG issues. There are significant differences in interpretations of what it means for a company to have positive ESG characteristics. While the Adviser believes its definitions are reasonable, the portfolio decisions it makes may differ with other investors’ or advisers’ views.

Emerging Markets Risk – Emerging markets are countries generally considered to be relatively less developed or industrialized, and investments in emerging markets countries are subject to a magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets (see “Foreign Securities Risk” below).

China Risk. Significant exposure to China and Hong Kong securities subjects the Fund to additional risks, and may make it significantly more volatile than more geographically diverse mutual funds. Additional risks associated with investments in China and Hong Kong include exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations (including currency blockage), trading halts, imposition of tariffs, limitations on repatriation and differing legal standards. Any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the Chinese economy, which in turn could adversely affect the Fund’s investments.

Shanghai-Hong Kong and Shenzhen-Hong Kong Stock Connect Risk.  Investing in China A shares through Stock Connect involves various considerations and risks, including, but not limited to, illiquidity risk; currency risk; greater price volatility; legal and regulatory uncertainty risk; execution risk; operational risk; tax risk; credit risk; and economic, social and political instability of the stock market in the People’s Republic of China.

Foreign Currency Exposure Risk – The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.

Fund Summary -  abrdn Emerging Markets Sustainable Leaders Fund   5

Fund Summary - abrdn Emerging Markets Sustainable Leaders Fund

Cybersecurity Risk – Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Foreign Securities Risk – Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.

Impact of Large Redemptions and Purchases of Fund Shares – Occasionally, shareholders may make large redemptions or purchases of Fund shares, which may cause the Fund to have to sell securities or invest additional cash. These transactions may adversely affect the Fund’s performance and increase transaction costs. In addition, large redemption requests may exceed the cash balance of the Fund and result in credit line borrowing fees and/or overdraft charges to the Fund until the sales of portfolio securities necessary to cover the redemption request settle.

Mid-Cap Securities Risk – Securities of medium-sized companies tend to be more volatile and less liquid than securities of larger companies.

Sector Risk – To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Financials Sector Risk. To the extent that the financials sector represents a significant portion of the Fund’s portfolio, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, decreased liquidity in credit markets as well as cyber-attacks.

Information Technology Sector Risk. To the extent that the information technology sector represents a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on their profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

Small-Cap Securities Risk – Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk. Small-cap companies may have limited product lines or markets, be less financially secure than larger companies, or depend on a small number of key personnel. If adverse developments occur, such as due to management changes or product failure, a Fund’s investment in a small-cap company may lose substantial value.

Valuation Risk – The price that the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

If the value of the Fund’s investments decreases, you may lose money.

For additional information regarding the above identified risks, see “Fund Details: Additional Information about Investments, Investment Techniques and Risks” in the prospectus.

Performance

The bar chart and table below can help you evaluate potential risks of the Emerging Markets Sustainable Leaders Fund. The bar chart shows how the Fund’s annual total returns for Class A have varied from year to year. The returns in the bar chart do not reflect the impact of sales charges. If the applicable sales charges were included, the annual total returns would be lower than those shown. Unlike the bar chart, the returns in the table reflect the maximum applicable sales charges. The table compares the Fund’s average annual total returns to the returns of the MSCI Emerging Markets Index (Net Daily Total Return), a broad-based securities index.

6   Fund Summary - abrdn Emerging Markets Sustainable Leaders Fund

Fund Summary - abrdn Emerging Markets Sustainable Leaders Fund

The Fund changed its investment strategy effective December 1, 2020 from an international equity strategy to an emerging markets sustainable leaders strategy. In connection with the change in investment strategy, the Fund changed its name from the Aberdeen International Equity Fund to Aberdeen Emerging Markets Sustainable Leaders Fund. Performance information for periods prior to December 1, 2020 does not reflect the Fund’s current investment strategy. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. For updated performance information, please visit https://www.abrdn.com/en-us/us/investor/ fund-centre#literature or call 866-667-9231.

Annual Total Returns – Class A Shares
(Years Ended Dec. 31)

Highest Return:  17.86%  - 4th quarter 2020

Lowest Return: -18.04%  - 1st quarter 2020

After-tax returns are shown in the following table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Average Annual Total Returns as of December 31, 2023

	1 Year	5 Years	10 Years
Class A shares – Before Taxes	0.73%	1.17%	-0.22%
Class A shares – After Taxes on Distributions	0.24%	-0.38%	-1.41%
Class A shares – After Taxes on Distributions and Sales of Shares(1)	0.42%	0.79%	-0.41%
Class C shares – Before Taxes	5.21%	1.73%	-0.29%
Class R shares – Before Taxes	6.63%	2.11%	0.11%
Institutional Class shares – Before Taxes	7.35%	2.78%	0.74%
Institutional Service Class shares – Before Taxes	7.28%	2.71%	0.67%
MSCI Emerging Markets Index (Net Daily Total Return) (reflects no deduction for fees or expenses)	9.83%	3.68%	2.66%

(1)	Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the returns after taxes on distributions and sales of shares to be greater than the returns after taxes on distributions or the returns before taxes.

Fund Summary -  abrdn Emerging Markets Sustainable Leaders Fund   7

Fund Summary - abrdn Emerging Markets Sustainable Leaders Fund

Investment Adviser

abrdn Inc. (the “Adviser”) serves as the Emerging Markets Sustainable Leaders Fund’s investment adviser and abrdn Investments Limited (“aIL”)  serves as the Fund’s sub-adviser.

Portfolio Managers

The Fund is managed using a team-based approach, with the following team members being jointly and primarily responsible for the day-to-day management of the Fund:

Name	Title	Served on the Fund Since
Nick Robinson, CFA®	Senior Investment Director	2022
Nina Petry, CFA®	Investment Manager	2023
Kristy Fong, CFA®	Senior Investment Director	2022

Purchase and Sale of Fund Shares

The Fund’s minimum investment requirements are as follows:

CLASS A and CLASS C SHARES
To open an account	$1,000
To open an IRA account	$1,000
Additional investments	$50
To start an Automatic Investment Plan	$1,000
Additional Investments (Automatic Investment Plan)	$50

CLASS R SHARES
To open an account	No Minimum
Additional investments	No Minimum

INSTITUTIONAL CLASS SHARES
To open an account	$1,000,000
Additional investments	No Minimum

INSTITUTIONAL SERVICE CLASS SHARES
To open an account	$1,000,000
Additional investments	No Minimum

The Fund reserves the right to apply or waive investment minimums under certain circumstances as described in the prospectus under the “Choosing a Share Class” section.

Fund shares may be redeemed on each day that the New York Stock Exchange is open. Fund shares may be sold by mail or fax, by telephone or on-line.

Tax Information

The Fund’s dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or invest through a qualified employee benefit plan, retirement plan or other tax-deferred account, in which case your withdrawals from such account may be taxed as ordinary income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

8   Fund Summary - abrdn Emerging Markets Sustainable Leaders Fund